[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]



                                     A SERIES OF MFS(R) VARIABLE INSURANCE TRUST
                                     MFS(R) EMERGING
                                     GROWTH SERIES

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John W. Ballen*
Stephen Pesek*                                      For additional information,
Toni Y. Shimura*                                    contact your financial adviser.

CHAIRMAN AND PRESIDENT                              CUSTODIAN
Jeffrey L. Shames*                                  State Street Bank and Trust Company

TREASURER                                           AUDITORS
W. Thomas London*                                   Deloitte & Touche LLP

ASSISTANT TREASURERS                                WORLD WIDE WEB
Mark E. Bradley*                                    www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
     NOT FDIC INSURED            MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of 34.16% (including the reinvestment of any distributions). This compares to a -2.55% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The S&P 500 is a popular, unmanaged index of common stock total return performance.

The past year was a volatile one. While the U.S. economy appeared to be in good shape, helped by nonexistent inflation and several easings of interest rates by the Federal Reserve Board, the rest of the world continued to be hurt by the Asian contagion of slow growth and devaluation. The uncertainty in global markets and the prospect for a deceleration in U.S. economic growth thus increased the appeal of liquidity and of companies whose businesses were less subject to the vagaries of international economies. As a result, the mid- and larger-capitalization companies in the Series performed well, as did companies that had little overseas exposure.

The Series continued to benefit from strong performance in technology, its largest sector and one in which earnings were surprisingly robust despite issues relating to Asia. Stocks that contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle, and Sun Microsystems, all of whose products were in solid demand by corporations seeking enhanced productivity. Deregulation and the rapid growth of data services in the telecommunications industry boosted the value of holdings such as MCI WorldCom and Global TeleSystems, and consumer demand was more vibrant than expected. This helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite Aid and Fred Meyer, holdings whose strong pharmacy sales helped storewide performance.

There were a few areas that did not do as well as we had hoped. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at the former CUC. We think that a major restructuring and refocusing of core businesses scheduled for 1999, combined with a multimillion-dollar share buyback program, should help that company improve its performance. Health maintenance organizations also disappointed due to an imbalance between costs and pricing. We believe improved pricing and the reduction of unprofitable businesses should help these companies in 1999.

Looking forward, we believe the fundamental outlook for emerging growth stocks remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies that make up the broad market averages. This is a positive for emerging growth stocks, as we feel they should be able to grow faster than the overall economy. Moreover, inflation and interest rates are both low, which provides a favorable backdrop for valuations of emerging growth stocks.

Given this outlook, technology continues to be a key area of emphasis for the Series since we think that software, networking, and telecommunications equipment companies are likely to generate some of the strongest earnings growth in the market. Another area that offers great promise is telecommunications services, a sector in which mergers and the strong growth of data transmissions are enhancing valuations. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe our strategy of searching out rapidly growing companies at reasonable prices should benefit investors in 1999.

    Respectfully,
/s/ John W. Ballen            /s/ Stephen Pesek            /s/ Toni Y. Shimura

    John W. Ballen                Stephen Pesek                Toni Y. Shimura
    Portfolio Manager             Portfolio Manager            Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Executive Committee and Board of Directors of MFS Investment Management(R). He also is portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Emerging Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Stephen Pesek is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Large Cap Growth Fund, MFS(R) Global Asset Allocation Fund, and the World Asset Allocation(SM) Series offered through MFS(R)/Sun Life annuity products. He is also co-manager of MFS(R) Emerging Growth Fund, Emerging Growth Series offered through MFS(R)/Sun Life annuity products, and MFS Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)). Mr. Pesek joined MFS in 1994 as an industry specialist following the pharmaceutical, biotechnology, and electronics industries. Prior to joining MFS, he worked for a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has a Master of Business Administration degree from Columbia University. He is a Chartered Financial Analyst.

Toni Y. Shimura is a Vice President -- Investments of MFS Investment Management(R) and a portfolio manager of MFS(R) Managed Sectors Fund, MFS(R) Global Growth Fund, MFS Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the World Growth Series and Emerging Growth Series offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a member of the Research Department. She was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, Vice President -- Investments in 1992, and a portfolio manager in 1993. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology.

OBJECTIVE AND POLICIES

The Series seeks long-term growth of capital

Commencement of investment operations:  July 24, 1995

Size:  $909.0 million net assets as of December 31, 1998



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1998)

                MFS Emerging    S&P 500     Consumer     Russell 2000
                    Growth     Composite   Price Index   Total Return
                    Series       Index       -- U.S.        Index
        -------------------------------------------------------------
        8/95      $10,000      $10,000      $10,000      $10,000
        12/95      11,740       11,080       10,060       10,610
        12/96      13,740       13,620       10,400       12,370
        12/97      16,750       18,170       10,580       15,130
        12/98      22,471       23,355       10,767       14,745

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                            1 Year      3 Years    10 Years/Life
--------------------------------------------------------------------------------
MFS Emerging Growth Series*                +34.16%      +24.16%          +26.55%
--------------------------------------------------------------------------------
Russell 2000 Total Return Index**          - 2.55%      +11.58%          +12.03%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**    +28.58%      +28.23%          +28.16%
--------------------------------------------------------------------------------
Consumer Price Index**(+)                  + 1.80%      + 2.30%          + 2.19%
--------------------------------------------------------------------------------

  * For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1998.

 ** Source: CDA/Wiesenberger. "Life" refers to the period from August 1, 1995, through December 31, 1998.

(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 97.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 95.7%
  Advertising
    Lamar Advertising Co., "A"*                                           1,200             $     44,700
    Outdoor Systems, Inc.*                                                7,100                  213,000
                                                                                            ------------
                                                                                            $    257,700
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    Gulfstream Aerospace Corp.*                                          34,800             $  1,853,100
--------------------------------------------------------------------------------------------------------
  Airlines
    Atlas Air, Inc.*                                                      1,300             $     63,619
--------------------------------------------------------------------------------------------------------
  Automotive
    Dura Automotive Systems, Inc.*                                        1,100             $     37,538
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Capital One Financial Corp.                                          14,500             $  1,667,500
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    IDEXX Laboratories, Inc.*                                            45,200             $  1,216,163
    Waters Corp.*                                                         5,600                  488,600
                                                                                            ------------
                                                                                            $  1,704,763
--------------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Infinity Broadcasting Corp.*                                         36,300             $    993,713
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*                             27,300             $  1,228,500
    Sun Microsystems, Inc.*                                              95,600                8,185,750
                                                                                            ------------
                                                                                            $  9,414,250
--------------------------------------------------------------------------------------------------------
  Business Services - 2.8%
    Affiliated Managers Group, Inc.*                                      1,800             $     53,775
    Amgen, Inc.*                                                         28,100                2,938,206
    BISYS Group, Inc.*                                                   52,900                2,730,964
    Building One Services Corp.*                                          2,900                   60,538
    Ceridian Corp.*                                                      28,400                1,982,675
    Computer Sciences Corp.                                              17,820                1,148,276
    DST Systems, Inc.*                                                   31,900                1,820,294
    First Data Corp.                                                      8,800                  278,850
    Fiserv, Inc.*                                                         1,500                   77,156
    Galileo International, Inc.*                                         54,800                2,383,800
    Global Directmail Corp.*                                              2,900                   67,788
    Insight Enterprises, Inc.*                                            1,100                   55,963
    Interim Services, Inc.*                                               2,300                   53,763
    Learning Tree International, Inc.*                                  114,900                1,041,281
    Metamor Worldwide, Inc.*                                              2,000                   50,000
    Modis Professional Services, Inc.*                                  252,600                3,662,700
    National Data Corp.                                                   1,100                   53,556
    Policy Management Systems Corp.*                                    123,300                6,226,650
    Professional Detailing, Inc.*                                         1,400                   39,550
    Renaissance Worldwide, Inc.*                                         17,500                  107,187
    Technology Solutions Co.*                                            50,000                  535,937
                                                                                            ------------
                                                                                            $ 25,368,909
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                                58,700             $  2,461,731
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.1%
    Autodesk, Inc.                                                        1,485             $     63,391
    Intuit, Inc.*                                                           900                   65,250
    Microsoft Corp.*                                                    333,600               46,266,150
    Verio, Inc.*                                                          2,000                   44,750
                                                                                            ------------
                                                                                            $ 46,439,541
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    EMC Corp.*                                                          202,000             $ 17,170,000
    Ingram Micro, Inc.*                                                   1,200                   41,850
    Mobius Management Systems, Inc.*                                     37,400                  556,325
                                                                                            ------------
                                                                                            $ 17,768,175
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 20.3%
    Advantage Learning Systems, Inc.*                                       900             $     59,175
    Aspen Technology, Inc.*                                               1,300                   18,850
    BMC Software, Inc.*                                                 617,700               27,526,256
    Boole & Babbage, Inc.*                                                1,600                   47,100
    Cadence Design Systems, Inc.*                                       603,200               17,945,200
    Cambridge Technology Partners, Inc.*                                 48,900                1,081,913
    Clarify, Inc.*                                                        2,500                   61,094
    Computer Associates International, Inc.                             739,200               31,508,400
    Compuware Corp.*                                                    611,695               47,788,672
    CSG Systems International, Inc.*                                        800                   63,200
    Learning Co., Inc.*                                                   1,900                   49,281
    Network Associates, Inc.*                                            93,200                6,174,500
    New Era of Networks, Inc.*                                            1,600                   70,400
    Oracle Corp.*                                                     1,129,050               48,690,281
    Rational Software Corp.*                                              2,200                   58,300
    Siebel Systems, Inc.*                                                 1,600                   54,300
    SunGard Data Systems, Inc.*                                          27,100                1,075,531
    Synopsys, Inc.*                                                      42,800                2,321,900
                                                                                            ------------
                                                                                            $184,594,353
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.7%
    Carson, Inc., "A"*                                                   69,300             $    277,200
    Dial Corp.                                                            1,900                   54,863
    First Brands Corp.                                                    1,400                   55,213
    Sotheby's Holdings, Inc.                                              2,200                   70,400
    Sportsline USA, Inc.*                                                67,400                1,048,912
    Tyco International Ltd.                                             794,579               59,941,053
                                                                                            ------------
                                                                                            $ 61,447,641
--------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Jabil Circuit, Inc.*                                                    800             $     59,700
    Micrel, Inc.*                                                         1,200                   66,000
                                                                                            ------------
                                                                                            $    125,700
--------------------------------------------------------------------------------------------------------
  Electronics - 4.4%
    Altera Corp.*                                                       120,400             $  7,329,350
    Analog Devices, Inc.*                                               128,900                4,044,237
    Applied Micro Circuits Corp.*                                         1,500                   50,953
    Burr-Brown Corp.*                                                     2,000                   46,875
    Cable Design Technologies Corp.*                                      3,800                   70,300
    Flextronics International Ltd.*                                         700                   59,938
    Intel Corp.                                                         141,640               16,793,192
    Lattice Semiconductor Corp.*                                         80,600                3,700,044
    Level One Communications, Inc.*                                       1,600                   56,800
    Linear Technology Corp.                                              20,400                1,827,075
    Maxim Integrated Products, Inc.*                                      1,200                   52,425
    Microchip Technology, Inc.*                                           1,500                   55,500
    MIPS Technologies, Inc.*                                              2,100                   67,200
    Photronics, Inc.*                                                     2,400                   57,525
    PMC-Sierra, Inc.*                                                     1,300                   82,063
    Sanmina Corp.*                                                          900                   56,250
    SCI Systems, Inc.*                                                    1,000                   57,750
    SIPEX Corp.*                                                          1,600                   56,200
    Teradyne, Inc.*                                                       2,200                   93,225
    The DII Group, Inc.*                                                  2,600                   59,800
    Xilinx, Inc.*                                                        81,600                5,314,200
                                                                                            ------------
                                                                                            $ 39,930,902
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.6%
    CBS Corp.                                                            51,700             $  1,693,175
    Clear Channel Communications, Inc.*                                 147,500                8,038,750
    Comcast Corp., "A"                                                  117,000                6,866,437
    Cox Radio, Inc., "A"*                                                51,800                2,188,550
    Gemstar International Group Ltd.*                                    21,500                1,230,875
    Hearst-Argyle Television, Inc.*                                       1,900                   62,700
    Jacor Communications, Inc.*                                          73,780                4,749,588
    Macromedia, Inc.*                                                    17,700                  596,269
    MediaOne Group, Inc.*                                                82,900                3,896,300
    Premier Parks, Inc.*                                                  2,300                   69,575
    Time Warner, Inc.                                                   336,200               20,865,412
    Univision Communications, Inc., "A"*                                 18,400                  665,850
    USA Networks, Inc.*                                                   3,000                   99,375
                                                                                            ------------
                                                                                            $ 51,022,856
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Associates First Capital Corp., "A"                                  86,800             $  3,678,150
    Bear Stearns Cos., Inc.                                              55,700                2,081,787
    CIT Group, Inc., "A"                                                  1,500                   47,719
    Franklin Resources, Inc.                                             75,000                2,400,000
    Morgan Stanley, Dean Witter & Co.                                    56,100                3,983,100
    Paine Webber Group, Inc.                                              1,200                   46,350
    U.S. Trust Corp.                                                      5,000                  380,000
    Waddell & Reed Financial, Inc., "A"                                   2,100                   49,744
                                                                                            ------------
                                                                                            $ 12,666,850
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Coors Adolph Co.                                                      8,100             $    457,144
    Keebler Foods Co.*                                                    1,500                   56,438
    Smithfield Foods, Inc.*                                               1,700                   57,587
                                                                                            ------------
                                                                                            $    571,169
--------------------------------------------------------------------------------------------------------
  Machinery
    SI Handling Systems, Inc.                                            23,350             $    326,900
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Agouron Pharmaceuticals, Inc.*                                        1,100             $     64,625
    Allegiance Corp.                                                    124,100                5,786,162
    Allergan, Inc.                                                       41,000                2,654,750
    AmeriSource Health Corp., "A"*                                          700                   45,500
    Arterial Vascular Engineering, Inc.*                                  1,100                   57,750
    Bausch & Lomb, Inc.                                                   1,400                   84,000
    Biomet, Inc.                                                          2,100                   84,525
    Boston Scientific Corp.*                                              2,300                   61,669
    Chattem, Inc.                                                         1,300                   62,238
    Haemonetics Corp.*                                                    3,500                   79,625
    IDEC Pharmaceuticals Corp.*                                          27,600                1,297,200
    Immunex Corp.*                                                          500                   62,906
    King Pharmaceuticals, Inc.*                                           4,800                  126,600
    McKesson Corp.                                                       86,900                6,870,531
    PSS World Medical, Inc.*                                            104,800                2,410,400
                                                                                            ------------
                                                                                            $ 19,748,481
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.1%
    Alpharma, Inc.                                                        1,600             $     56,500
    Biogen, Inc.*                                                        14,600                1,211,800
    Cardinal Health, Inc.                                                61,700                4,681,487
    Cyberonics, Inc.*                                                       300                    4,050
    Express Scripts, Inc.*                                                1,000                   67,125
    Gentex Corp.*                                                         2,900                   58,000
    Genzyme Corp.*                                                        1,300                   64,675
    Guidant Corp.                                                       130,970               14,439,442
    Health Management Associates, Inc., "A"*                              3,600                   77,850
    HealthSouth Corp.*                                                    6,200                   95,713
    Medtronic, Inc.                                                     168,200               12,488,850
    Mid Atlantic Medical Services, Inc.*                                  5,500                   53,969
    Orthodontic Centers of America, Inc.*                                 3,000                   58,313
    PacifiCare Health Systems, Inc., "B"*                                 1,000                   79,500
    Province Healthcare Co.*                                              1,600                   57,400
    Schein (Henry), Inc.*                                                 1,000                   44,750
    Steris Corp.*                                                         1,900                   54,031
    Total Renal Care Holdings, Inc.*                                      1,630                   48,187
    United Healthcare Corp.                                             291,400               12,548,412
    Wellpoint Health Networks, Inc., "A"*                                   600                   52,200
                                                                                            ------------
                                                                                            $ 46,242,254
--------------------------------------------------------------------------------------------------------
  Oil Services
    Global Industries, Inc.*                                              8,500             $     52,063
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.5%
    Bergen Brunswig Corp.                                                17,400             $    606,825
    Sepracor, Inc.*                                                     132,200               11,650,125
    Watson Pharmaceuticals, Inc.*                                        24,100                1,515,287
                                                                                            ------------
                                                                                            $ 13,772,237
--------------------------------------------------------------------------------------------------------
  Printing and Publishing
    Electronics for Imaging, Inc.*                                        1,800             $     72,338
    Mail-Well, Inc.*                                                      1,100                   12,581
                                                                                            ------------
                                                                                            $     84,919
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Kansas City Southern Industries, Inc.                                34,800             $  1,711,725
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    Applebee's International, Inc.                                        2,800             $     57,750
    Brinker International, Inc.*                                          2,100                   60,637
    Buffets, Inc.*                                                        6,100                   72,819
    CEC Entertainment, Inc.*                                              1,700                   47,175
    Cendant Corp.*                                                    1,379,204               26,291,076
    CKE Restaurants, Inc.                                                 1,320                   38,858
    IHOP Corp.*                                                             800                   31,950
    Outback Steakhouse, Inc.*                                             1,400                   55,825
    Papa John's International, Inc.*                                      1,300                   57,363
    Promus Hotel Corp.*                                                  12,382                  400,867
                                                                                            ------------
                                                                                            $ 27,114,320
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Newport News Shipbuilding, Inc.                                      63,500             $  2,123,281
    Rayovac Corp.*                                                        3,600                   96,075
    Verisign, Inc.*                                                       1,100                   65,038
                                                                                            ------------
                                                                                            $  2,284,394
--------------------------------------------------------------------------------------------------------
  Stores - 9.1%
    Abercrombie & Fitch Co.*                                                900             $     63,675
    AnnTaylor Stores Corp.*                                               1,500                   59,156
    Boise Cascade Office Products Corp.*                                  2,800                   37,800
    Borders Group, Inc.*                                                  1,800                   44,888
    CompUSA, Inc.*                                                       26,400                  344,850
    Consolidated Stores Corp.*                                            1,500                   30,281
    Corporate Express, Inc.*                                            115,400                  598,637
    CSK Auto Corp.*                                                       1,700                   45,369
    CVS Corp.                                                           282,200               15,521,000
    Duane Reade, Inc.*                                                    1,200                   46,200
    General Nutrition Cos., Inc.*                                         3,400                   55,250
    Gymboree Corp.*                                                      33,200                  211,650
    Home Depot, Inc.                                                     93,600                5,727,150
    Linens 'N Things, Inc.*                                               1,600                   63,400
    Micro Warehouse, Inc.*                                              190,700                6,448,044
    Office Depot, Inc.*                                                 553,100               20,430,131
    Republic Industries, Inc.*                                           18,000                  265,500
    Rite Aid Corp.                                                      314,400               15,582,450
    Staples, Inc.*                                                      370,550               16,188,403
    TJX Cos., Inc.                                                       47,740                1,384,460
                                                                                            ------------
                                                                                            $ 83,148,294
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.0%
    Kroger Co.*                                                          54,800             $  3,315,400
    Meyer (Fred), Inc.*                                                 283,800               17,098,950
    Safeway, Inc.*                                                      118,200                7,202,812
                                                                                            ------------
                                                                                            $ 27,617,162
--------------------------------------------------------------------------------------------------------
  Technology
    Galileo Technology Ltd.*                                              4,300             $    116,100
--------------------------------------------------------------------------------------------------------
  Telecommunications - 20.6%
    3Com Corp.*                                                          99,800             $  4,472,287
    Alltel Corp.                                                         59,000                3,528,937
    Amdocs Ltd.*                                                          3,600                   61,650
    American Tower Corp., "A"*                                           23,500                  694,719
    Ascend Communications, Inc.*                                        135,400                8,902,550
    Aspect Telecommunications Corp.*                                      2,800                   48,300
    Century Telephone Enterprises, Inc.                                 137,950                9,311,625
    Cisco Systems, Inc.*                                                600,253               55,710,982
    DSP Communications, Inc.*                                             3,700                   56,656
    EchoStar Communications, Corp.*                                       1,400                   67,725
    Gilat Satellite Networks Ltd.*                                        1,000                   55,125
    Global TeleSystems Group, Inc.*                                     264,280               14,733,610
    Hyperion Telecommunications, Inc., "A"*                               4,300                   65,038
    Iridium World Communications Co.*                                    19,600                  775,425
    L-3 Communications Holding, Inc.*                                     3,000                  139,687
    Lucent Technologies, Inc.                                           105,200               11,572,000
    MCI WorldCom, Inc.*                                                 716,921               51,439,082
    Metromedia Fiber Network, Inc., "A"*                                  1,800                   60,300
    Qwest Communications International, Inc.*                           198,300                9,915,000
    Sprint Corp.                                                        137,500               11,567,187
    TCA Cable TV, Inc.                                                    1,800                   64,238
    Tel-Save.com, Inc.*                                                  75,000                1,256,250
    Tele-Communications, Inc.*                                           19,200                  884,400
    Tellabs, Inc.*                                                       25,600                1,755,200
                                                                                            ------------
                                                                                            $187,137,973
--------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    FDX Corp.*                                                           25,800             $  2,296,200
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $870,043,032
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.0%
  Bermuda - 0.1%
    Ace Ltd. (Insurance)                                                  2,300             $     79,206
    Global Crossing Ltd. (Telecommunications)*                            3,600                  162,450
                                                                                            ------------
                                                                                            $    241,656
--------------------------------------------------------------------------------------------------------
  Canada
    Loewen Group, Inc. (Business Services)                                4,300             $     36,281
--------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                                39,300             $  4,733,194
--------------------------------------------------------------------------------------------------------
  France - 0.1%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  44,700             $  1,092,356
--------------------------------------------------------------------------------------------------------
  Germany
    SAP AG, Preferred (Computer Software - Systems)                         125             $     59,593
--------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Elan Corp. PLC, ADR (Health Products)*                               38,100             $  2,650,331
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Elsag Bailey Process Automation N.V. (Machinery)*                    22,100             $    864,663
    Equant N.V.*                                                         42,500                2,882,031
                                                                                            ------------
                                                                                            $  3,746,694
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    ARM Holdings PLC, ADR (Computer Software - Systems)*                 28,235             $  1,701,159
    CBT Group PLC, ADR (Computer Software - Personal Computers)*         48,700                  724,412
    ICON PLC, ADR (Biotechnology)*                                          300                   10,050
    Sema Group PLC (Computer Software - Systems)                        237,600                2,337,337
    Taylor Nelson Sofres PLC (Market Research)                          677,100                  859,280
                                                                                            ------------
                                                                                            $  5,632,238
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 18,192,343
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $638,012,731)                                                $888,235,375
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/04/99                                 $ 5,180             $  5,178,144
    Federal National Mortgage Assn., due 1/07/99                         10,000                9,991,500
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 15,169,644
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $653,182,375)                                           $903,405,019
Other Assets, Less Liabilities - 0.6%                                                          5,581,520
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $908,986,539
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1998
------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $653,182,375)             $903,405,019
  Cash                                                                   6,003
  Receivable for Series shares sold                                  3,611,731
  Receivable for investments sold                                    4,526,333
  Interest and dividends receivable                                    100,294
  Deferred organization expenses                                         2,873
  Other assets                                                           2,522
                                                                  ------------
      Total assets                                                $911,654,775
                                                                  ------------
Liabilities:
  Payable for Series shares reacquired                            $  1,996,852
  Payable for investments purchased                                    582,893
  Payable to affiliates -
    Management fee                                                      18,490
    Shareholder servicing agent fee                                        863
  Accrued expenses and other liabilities                                69,138
                                                                  ------------
      Total liabilities                                           $  2,668,236
                                                                  ------------
Net assets                                                        $908,986,539
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $675,153,844
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   250,222,637
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (16,389,942)
                                                                  ------------
      Total                                                       $908,986,539
                                                                  ============
Shares of beneficial interest outstanding                          42,337,316
                                                                   ==========

Net asset value, offering price, and redemption price per
   share (net assets / shares of beneficial interest
   outstanding)                                                      $21.47
                                                                     ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $  1,734,113
    Dividends                                                        1,677,369
    Foreign taxes withheld                                             (11,235)
                                                                  ------------
      Total investment income                                     $  3,400,247
                                                                  ------------
  Expenses -
    Management fee                                                $  4,606,555
    Trustees' compensation                                               1,970
    Shareholder servicing agent fee                                    214,950
    Administrative fee                                                  72,642
    Custodian fee                                                      203,283
    Printing                                                           124,380
    Postage fee                                                             21
    Auditing fees                                                        7,321
    Legal fees                                                           3,328
    Amortization of organization expenses                                1,837
    Miscellaneous                                                       10,899
                                                                  ------------
      Total expenses                                              $  5,247,186
    Fees paid indirectly                                               (37,514)
                                                                  ------------
      Net expenses                                                $  5,209,672
                                                                  ------------
        Net investment loss                                       $ (1,809,425)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(13,182,810)
    Foreign currency transactions                                      (36,132)
                                                                  ------------
      Net realized loss on investments and foreign currency
        transactions                                              $(13,218,942)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $205,576,093
    Translation of assets and liabilities in foreign currency             (356)
                                                                  ------------
      Net unrealized gain on investments and foreign currency
        translation                                               $205,575,737
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $192,356,795
                                                                  ------------
          Increase in net assets from operations                  $190,547,370
                                                                  ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                   1998                    1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $ (1,809,425)           $   (966,728)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (13,218,942)              5,389,134
  Net unrealized gain on investments and foreign currency
    translation                                                    205,575,737              42,663,050
                                                                  ------------            ------------
    Increase in net assets from operations                        $190,547,370            $ 47,085,456
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                  $ (1,542,853)           $  --
  In excess of net realized gain on investments and foreign
    currency transactions                                           (3,207,133)              --
                                                                  ------------            ------------
  From paid-in capital                                                 (24,649)              --
                                                                  ------------            ------------
      Total distributions declared to shareholders                $ (4,774,635)           $  --
                                                                  ------------            ------------
Net increase in net assets from Series share transactions         $338,733,544            $232,438,500
                                                                  ------------            ------------
      Total increase in net assets                                $524,506,279            $279,523,956
Net assets:
  At beginning of period                                           384,480,260             104,956,304
                                                                  ------------            ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                              $908,986,539            $384,480,260
                                                                  ============            ============
See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                           ------------------------------------    DECEMBER 31,
                                                             1998           1997           1996           1995*
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $16.13         $13.24         $11.41          $10.00
                                                           ------         ------         ------          ------
Income from investment operations# -
  Net investment income (loss)                             $(0.05)        $(0.06)        $(0.01)         $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                             5.55           2.95           1.95            1.74
                                                           ------         ------         ------          ------
      Total from investment operations                     $ 5.50         $ 2.89         $ 1.94          $ 1.75
                                                           ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income                               $ --           $ --           $ --            $(0.01)
  From net realized gain on investments and
    foreign currency transactions                           (0.05)          --            (0.06)          (0.26)
  In excess of net realized gain on investments
    and foreign currency transactions                       (0.11)          --            (0.05)           --
  From paid-in capital                                       --             --             --             (0.07)
                                                           ------         ------         ------          ------
       Total distributions declared to
        shareholders                                       $(0.16)          --           $(0.11)         $(0.34)
                                                           ------         ------         ------          ------
Net asset value - end of period                            $21.47         $16.13         $13.24          $11.41
                                                           ======         ======         ======          ======
Total return                                               34.16%         21.90%         17.02%          17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.85%          0.90%          1.00%           1.00%+
  Net investment income (loss)                            (0.29)%        (0.38)%        (0.08)%           0.10%+
Portfolio turnover                                            71%           112%            96%             73%
Net assets at end of period (000 omitted)                $908,987       $384,480       $104,956          $3,869

  * For the period from the commencement of the Series' investment operations, July 24, 1995, through December
    31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Prior to January 1, 1998, the investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                   $(0.05)        $(0.03)         $(0.18)
    Ratios (to average net assets):
      Expenses##                                                           0.87%          1.16%           2.91%+
      Net investment loss                                                (0.35)%        (0.23)%         (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which comprises the following 13 series:
MFS(R) Bond Series, MFS Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Government Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 80 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $1,809,425 and $60,781, respectively, were reclassified to accumulated net investment loss and accumulated net realized loss on investments from paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $9,290,728 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $749,569,292 and $418,522,201, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $660,569,318
                                                                  ------------
Gross unrealized appreciation                                     $264,305,956
Gross unrealized depreciation                                      (21,470,255)
                                                                  ------------
    Net unrealized appreciation                                   $242,835,701
                                                                  ============

(5) Shares of Beneficial Interest
The Series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                      YEAR ENDED DECEMBER 31, 1998           YEAR ENDED DECEMBER 31, 1997
                                    ------------------------------   ------------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         31,952,822       $ 583,212,135        30,029,411       $ 444,027,559
Shares issued to shareholders
  in reinvestment
  of distributions                     257,393           4,774,635          --                 --
Shares reacquired                  (13,705,758)       (249,253,226)      (14,125,232)       (211,589,059)
                                    ----------       -------------        ----------       -------------
    Net increase                    18,504,457       $ 338,733,544        15,904,179       $ 232,438,500
                                    ==========       =============        ==========       =============

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $4,969.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VEG-2 2/99 118M